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                                                                  Exhibit 10.21



                         RESTRICTED STOCK PURCHASE AGREEMENT
                         -----------------------------------


    THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is made this
31st day of March, 1996, by and among Triangle Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the entities listed on EXHIBIT A attached hereto (the "Stockholders," which term includes such entities' successors and assigns).

    WHEREAS, each of the Stockholders has agreed to purchase from the Company and the Company has agreed to sell to each of the Stockholders, on the terms and conditions set forth in this Agreement, the number of shares of the Company's Common Stock listed on EXHIBIT A attached hereto next to the Stockholder's name under the heading "Number of Common Shares Purchased" (the "Stock," which term for purposes of this Agreement also includes any additional shares of Common Stock of the Company now owned or hereafter acquired by any Stockholder) for the consideration set forth opposite such Investor's name on EXHIBIT A attached hereto.

    NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereby agree as follows:

    1.   PURCHASE OF COMMON STOCK

         (a) PURCHASE. Subject to the condition that the Company and each of the Investors execute the Investors' Rights Agreement dated as of the date hereof among the Company and the Stockholders, each Stockholder hereby purchases, and the Company hereby sells to each Stockholder, the number of shares of Stock listed on EXHIBIT A attached hereto next to the Stockholder's name under the heading "Number of Common Shares Purchased" for the consideration set forth opposite such Investor's name on EXHIBIT A attached hereto

         (b) EXECUTION OF LICENSE AGREEMENTS. Concurrently with the execution of this Agreement, each Stockholder shall transfer to the Company the consideration set forth opposite such Investor's name on EXHIBIT A attached hereto for the issuance of the number of shares of Stock listed on EXHIBIT A attached hereto opposite such Stockholder's name.

         (c) DELIVERY OF CERTIFICATES. The certificates representing the Stock purchased hereunder shall be delivered to each Stockholder promptly after the date of this Agreement.

    2. RESTRICTIONS ON TRANSFER. Except as permitted by the terms of this Agreement, Stockholders may not make any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation or alienation of any shares of the Stock, or any interest in such shares, now held by or hereafter acquired by such Stockholders, whether


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voluntarily or involuntarily or by operation of law (collectively referred to herein as a "transfer").

    3.   RIGHT OF FIRST REFUSAL.

         (a)  NOTICE TO THE COMPANY.

              (i) In the event any Stockholder (the "Transferring Stockholder") desires to transfer any Stock, such Stockholder must deliver a notice in writing by certified mail ("Notice") to the Company stating (A) its bona fide intention to sell or transfer such shares, (B) the number of such shares to be sold or transferred, (C) the price, if any, for which it proposes to sell or transfer such shares, and (D) the name of the proposed purchaser or transferee.

              (ii) In the event the proposed transfer is partially or completely in exchange for assets other than cash, then such assets shall be deemed to have a cash value in the amount determined by the Company's Board of Directors in its sole good faith opinion, in which case such cash value ascertained by the Board, when added to any cash to be exchanged and then divided by the number of shares of Stock to be transferred, shall be deemed the price per share set forth in the Notice. In the event of a gift, property settlement or other transfer in which the proposed purchaser or transferee is not paying the full price for the Stock, the price per share shall be deemed to be the fair market value of the Stock as determined in good faith by the Board of Directors.

         (b) COMPANY RIGHT OF FIRST REFUSAL. The Company shall have an exclusive, irrevocable option (the "Company Option"), at any time within thirty
(30) days of receipt of the Notice, to purchase some or all of the Stock to which the Notice refers at the price per share specified in the Notice (as determined in Section 3(a)(ii)). The Company shall exercise the Company Option by written notice signed by an officer of the Company and delivered or mailed to the Transferring Stockholder (the "Company Settlement Notice"), which notice shall specify the time, place and date for settlement of such purchase.

         (c) COMPANY SETTLEMENT. Within ten (10) days of receipt of the Company Settlement Notice, the Transferring Stockholder must deliver to the Company all certificates for the Stock being acquired by the Company which are not already in the Company's custody, together with proper assignments in blank of the Stock with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective, and the Company must thereupon deliver to the Transferring Stockholder full cash payment for the Stock being acquired, provided that if the terms of payment set forth in the Notice were other than cash against delivery, the Company shall pay for said shares on the same terms and conditions set forth in such Notice.

         (d) TRANSFER OF STOCK UPON FAILURE TO EXERCISE COMPANY OPTION. In the event that less than all of the shares of Stock proposed to be transferred by a Transferring Stockholder are acquired by the Company pursuant to the Company Option, the Transferring Stockholder may, not later than sixty (60) days following the expiration of the Company Option, conclude a transfer of not less than all of the Stock covered by the Notice on terms and conditions not more favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer of any Stock by the Transferring Stockholder, shall again be subject to, and require compliance with, the provisions of Section 3.

         (e) EXEMPT TRANSFERS. The provisions of Section 3 of this Agreement shall not apply to (i) the sale of any Stock to the Company or (ii) the transfer of any Stock pursuant to the provisions of subsection 3(f) below.

         (f) TRANSFERS TO FACULTY MEMBERS, ETC. (i) Each of the Stockholders shall be permitted to transfer any portion of the Stock owned by it to their faculty members or other scientists, inventors and other persons pursuant to any plan or other arrangement adopted by such Stockholder to recognize the contributions made by such faculty members, scientists, inventors and other persons to such Stockholder and (ii) the University of Georgia Research Foundation, Inc. shall be permitted to transfer any portion of the Stock owned by it to The University of Georgia Foundation or The University of Georgia; PROVIDED, HOWEVER, that no such transfer shall be effective unless and until the transferee has agreed in writing, in form and substance reasonably acceptable to and for the benefit of the Company, to be bound by the provisions of this Agreement.

    4.   SECURITIES LAW COMPLIANCE.

         (a) REPRESENTATIONS AND WARRANTIES. Each Stockholder hereby represents and warrants that:

              (i) AUTHORIZATION. This Agreement constitutes such Stockholder's valid and legally binding obligation, enforceable in accordance with its terms.

              (ii) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Stockholder in reliance upon Stockholder's representation to the Company, which by Stockholder's execution of this Agreement Stockholder hereby confirms, that the Common Stock to be received by Stockholder will be acquired for investment for Stockholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Stockholder further represents that Stockholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the

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Securities.  Stockholder represents that it has full power and authority to enter into this Agreement.

              (iii) INVESTMENT EXPERIENCE. Stockholder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock.

              (iv) RESTRICTED SECURITIES. Each Stockholder hereby confirms that it has been informed that the shares of Stock are restricted securities under the Securities Act of 1933, as amended (the "1933 Act"), and may not be resold or transferred unless the shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, each Stockholder hereby acknowledges that it is prepared to hold the shares of Stock for an indefinite period and that it is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the shares of Stock from the registration requirements of the 1933 Act.

         (b) DISPOSITION OF SHARES. Each Stockholder hereby agrees that it shall make no disposition of the shares of Stock unless and until:

              (i) It shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

              (ii) It shall have complied with all requirements of this Agreement applicable to the disposition of the shares of Stock; and

              (iii) It shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the shares of Stock under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

         The Company shall NOT be required (i) to transfer on its books any shares of Stock which have been sold or transferred in violation of the provisions of this Section 4 OR (ii) to treat as the owner of the shares of Stock, or otherwise to accord voting or dividend rights to, any transferee to whom the shares of Stock have been transferred in contravention of this Agreement.

         (c) LEGEND. Each certificate representing the shares of Stock owned by the Stockholders shall be endorsed with the following legends:

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                (i)  "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY
              THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BY AND AMONG THE REGISTERED HOLDER (OR ITS PREDECESSOR IN INTEREST) AND TRIANGLE PHARMACEUTICALS, INC. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

               (ii) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

              (iii) "THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE 'GEORGIA SECURITIES ACT OF 1973,' AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT."

              (iv) Any legend required to be placed thereon by applicable state securities laws.

    5.   SPECIAL PROVISIONS.

         (a) STOCKHOLDER RIGHTS. Until such time as the Company actually exercises the Company Option under this Agreement, each Stockholder (or any successors in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Stock subject, however, to the transfer restrictions of Section 2.

         (b) MARKET STAND-OFF AGREEMENT. Each Stockholder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell

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(including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; PROVIDED, HOWEVER, that:

              (i) such agreement shall not exceed 180 days for the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

              (ii) such agreement shall not exceed 90 days for any subsequent registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Stock of each Stockholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

    6. TERMINATION. The Company Option under Section 3 of this Agreement shall terminate upon the occurrence of any one of the following events (each, a "Corporate Transaction"):

         (a) the liquidation, dissolution or indefinite cessation of the business operations of the Company; or

         (b) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; or

         (c) the effective date of a bona fide firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 on Form S-1 (or any successor form designated by the Securities and Exchange Commission).

    7.   MISCELLANEOUS PROVISIONS.

         (a) NOTICE. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail (or equivalent independent service), postage prepaid and properly addressed to the party to be notified as set forth below such party's signature or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

         (b) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions

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of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

         (c) WAIVER OR MODIFICATION. Any amendment or modification of this Agreement and any waiver of any term of this Agreement shall be effective only if evidenced by a written instrument executed by Stockholders holding a majority of the Stock subject to this Agreement and the Company.

         (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied in contracts among Delaware residents entered into and performed entirely within Delaware.

         (e) ATTORNEYS' FEES. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

         (f) FURTHER ASSURANCES. Each party agrees to act in accordance herewith and not to take any action which is designed to avoid the intention hereof.

         (g) SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors and assigns.

         (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (i) SEPARATE COUNSEL. Each Stockholder acknowledges and agrees that it has been provided the opportunity and encouraged to consult with counsel of such Stockholder's own choosing with respect to this Agreement and that Brobeck, Phleger & Harrison solely represents the interests of the Company.




                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       TRIANGLE PHARMACEUTICALS, INC., a
                                       Delaware corporation



                                       By: /s/ David Barry
                                          -------------------------------------
                                       Its:
                                          -------------------------------------

                             Address:  4 University Place
                                       4611 University Drive
                                       Durham, North Carolina 27707

                                       STOCKHOLDERS:

                                       EMORY UNIVERSITY



                                       By: /s/ illegible
                                          -------------------------------------

                                  Its:
                                          -------------------------------------

                             Address:  2009 Ridgewood Drive
                                       Atlanta, Georgia 30322
                                       Attention:  Vincent La Terza
                                       Director of Licensing and Patent Counsel


                                       UNIVERSITY OF GEORGIA RESEARCH
                                       FOUNDATION, INC.



                                       By: /s/ Joe L. Key
                                          -------------------------------------

                                       Its: Executive Vice President
                                          -------------------------------------

                             Address:  631 Boyd Graduate Studies Building
                                       Athens, Georgia 30602-7411
                                       Attention:
                                                 ------------------------------


               [SIGNATURE PAGE TO RESTRICTED STOCK PURCHASE AGREEMENT]

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                                           /s/ Raymond Schinazi
                                          -------------------------------------
                                              Faymond Schinazi


                             Address:
                                          -------------------------------------
                                          -------------------------------------


                             [CONTINUED SIGNATURE PAGE TO
                         RESTRICTED STOCK PURCHASE AGREEMENT]

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                                      EXHIBIT A

                                     STOCKHOLDERS


                             Number of Common
Stockholder Name             Shares Purchased              Consideration
- ----------------             ----------------              -------------

Emory University                   86,250             The execution of the two
                                                      License Agreements among
                                                      the Company, Emory
                                                      University and University
                                                      of Georgia Research
                                                      Foundation, Inc. dated as
                                                      of the date hereof

University of Georgia              88,750             The execution of the two
  Research Foundation, Inc.                           License Agreements among
                                                      the Company, Emory
                                                      University and University
                                                      of Georgia Research
                                                      Foundation, Inc. dated as
                                                      of the date hereof

Raymond Schinazi                   25,000                $250.00
                                   ------
         TOTAL:                   200,000
                                  -------
                                  -------


                                         A-1